Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Solitario Exploration & Royalty Corp. (the "Company") on Form 10-Q for the period ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Christopher E. herald, Chief Executive Officer, and James R. Maronick, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

          (1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

          (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Christopher E. Herald	/s/James R. Maronick
Christopher E. Herald	James R. Maronick
Chief Executive Officer	Chief Financial Officer

Dated: August 11, 2015